EXHIBIT 21

Following is a list of the current active subsidiaries of the registrant.  Certain subsidiaries that are inactive, have insignificant assets or exist solely to protect business names but do not conduct business have been omitted.  The omitted subsidiaries, considered in the aggregate, do not constitute a significant subsidiary.

ENTITY:	PLACE OF FORMATION:	DOING BUSINESS AS:
(If applicable)
10 CCC BUSINESS TRUST	MARYLAND	TEN COLUMBIA CORPORATE CENTER
10000 COVINGTON CROSS, LLC	DELAWARE	THE CROSSING BUSINESS CENTER
10000 WEST CHARLESTON BOULEVARD, LLC	NEVADA	HOWARD HUGHES PLAZA
10190 COVINGTON CROSS, LLC	DELAWARE	THE CROSSING BUSINESS CENTER
10450 WEST CHARLESTON BOULEVARD, LLC	NEVADA	CORPORATE POINTE NORTH
1120/1140 TOWN CENTER DRIVE, LLC	DELAWARE	CANYONS CENTER
1160/1180 TOWN CENTER DRIVE, LLC	DELAWARE	CANYONS CENTER
1201-1281 TOWN CENTER DRIVE, LLC	DELAWARE	THE CROSSING BUSINESS CENTER
1251 CENTER CROSSING, LLC	DELAWARE	THE CROSSING BUSINESS CENTER
1450 CENTER CROSSING DRIVE, LLC	DELAWARE	THE CROSSING BUSINESS CENTER
1451 CENTER CROSSING DRIVE, LLC	DELAWARE	THE CROSSING BUSINESS CENTER
1551 HILLSHIRE DRIVE, LLC	DELAWARE
1635 VILLAGE CENTRE CIRCLE, LLC	DELAWARE	PLAZA WEST
1645 VILLAGE CENTER CIRCLE, LLC	DELAWARE	PLAZA EAST
170 RETAIL ASSOCIATES, LTD.	TEXAS	CIRCLE T RANCH
20 CCC BUSINESS TRUST	MARYLAND	TWENTY COLUMBIA CORPORATE CENTER
30 CCC BUSINESS TRUST	MARYLAND	THIRTY COLUMBIA CORPORATE CENTER
500 WEST ASSOCIATES, LLC	UTAH
500 WEST CAPITAL, L.C.	UTAH
9901-9921 COVINGTON CROSS, LLC	DELAWARE	THE CROSSING BUSINESS CENTER
9950-9980 COVINGTON CROSS, LLC	DELAWARE	THE CROSSING BUSINESS CENTER
ABBEY ACQUISITION LLC	DELAWARE
ACB PARKING BUSINESS TRUST	MARYLAND

ENTITY:	PLACE OF FORMATION:	DOING BUSINESS AS:
(If applicable)
ALDERWOOD MALL L.L.C.	DELAWARE	ALDERWOOD MALL
ALDERWOOD MALL HOLDING L.L.C.	DELAWARE
ALIANSCE SHOPPING CENTERS S.A.	BRAZIL
ALLENTOWNE MALL, LLC	DELAWARE
ALTAMONTE MALL, LLC	DELAWARE	ALTAMONTE MALL
AMERICAN CITY BUILDING CORPORATION	MARYLAND
APACHE MALL, LLC	DELAWARE	APACHE MALL
ARIZONA CENTER PARKING, LLC	DELAWARE
AUGUSTA MALL, LLC	DELAWARE	AUGUSTA MALL
AUSTIN MALL LIMITED PARTNERSHIP	DELAWARE
AUSTIN MALL, LLC	MARYLAND
BALTIMORE CENTER ASSOCIATES LIMITED PARTNERSHIP	MARYLAND	THE GALLERY AT HARBOR PLACE
BALTIMORE CENTER GARAGE LIMITED PARTNERSHIP	MARYLAND
BALTIMORE CENTER, LLC	DELAWARE
BAY CITY MALL, LLC	DELAWARE	BAY CITY MALL
BAY SHORE GP, LLC	DELAWARE
BAY SHORE MALL, LP	DELAWARE	BAY SHORE MALL
BAYBROOK MALL, LLC	DELAWARE	BAYBROOK MALL
BAYSIDE MARKETPLACE, LLC	DELAWARE	BAYSIDE MARKETPLACE
BEACHWOOD PLACE HOLDING, LLC	DELAWARE
BEACHWOOD PLACE MALL, LLC	DELAWARE	BEACHWOOD PLACE
BEACHWOOD PLACE, LLC	MARYLAND
BELLIS FAIR MALL, LLC	DELAWARE	BELLIS FAIR MALL
BENSON PARK BUSINESS TRUST	MARYLAND
BIRCHWOOD MALL, LLC	DELAWARE	BIRCHWOOD MALL

ENTITY:	PLACE OF FORMATION:	DOING BUSINESS AS:
(If applicable)
BOISE MALL, LLC	DELAWARE	BOISE TOWN SQUARE
BOISE TOWN SQUARE ANCHOR ACQUISITION, LLC	DELAWARE
BOISE TOWNE PLAZA L.L.C.	DELAWARE	BOISE TOWN PLAZA
BOULEVARD MALL, LLC	DELAWARE	THE BOULEVARD MALL
BRASS MILL CENTER, LLC	DELAWARE	BRASS MILL CENTER & COMMONS
BRIDGELAND GP, LLC	DELAWARE
BRIDGEWATER COMMONS MALL DEVELOPMENT, LLC	MARYLAND	THE VILLAGE AT BRIDGEWATER COMMONS
BRIDGEWATER COMMONS MALL II, LLC	DELAWARE	BRIDGEWATER COMMONS
BRIDGEWATER COMMONS MALL, LLC	MARYLAND
BURLINGTON TOWN CENTER II LLC	DELAWARE
CACHE VALLEY, LLC	DELAWARE	CACHE VALLEY MALL
CALEDONIAN HOLDING COMPANY, INC.	DELAWARE
CAPITAL MALL L.L.C.	DELAWARE	CAPITAL MALL
CAROLINA PLACE L.L.C.	DELAWARE	CAROLINA PLACE
CENTER POINTE PLAZA LLC	NEVADA	CENTER POINTE PLAZA
CENTURY PLAZA L.L.C.	DELAWARE	CENTURY PLAZA
CENTURY PLAZA, INC.	DELAWARE
CHAMPAIGN MARKET PLACE L.L.C.	DELAWARE	MARKET PLACE SHOPPING CENTER
CHAPEL HILLS MALL L.L.C.	DELAWARE	CHAPEL HILLS MALL
CHESAPEAKE INVESTORS, LLC	DELAWARE
CHICO MALL L.L.C.	DELAWARE
CHICO MALL, L.P.	DELAWARE	CHICO MALL
CHRISTIANA ACQUISITION LLC	DELAWARE
CHRISTIANA HOLDINGS I LLC	DELAWARE
CHRISTIANA MALL LLC	DELAWARE	CHRISTIANA MALL
CHULA VISTA CENTER, LLC	DELAWARE	CHULA VISTA CENTER
CLACKAMAS MALL L.L.C.	DELAWARE	CLACKAMAS TOWN CENTER
CLOVER ACQUISITIONS LLC	DELAWARE
CM THEATRE BUSINESS TRUST	MARYLAND
CMA ACCESS COMPANY, LLC	MARYLAND
CM-H BUSINESS TRUST	MARYLAND

ENTITY:	PLACE OF FORMATION:	DOING BUSINESS AS:
(If applicable)
CMI CORPORATE PARKING BUSINESS TRUST	MARYLAND
CM-N BUSINESS TRUST	MARYLAND
COASTLAND CENTER, LLC	DELAWARE	COASTLAND CENTER
COLLIN CREEK ANCHOR ACQUISITION, LLC	DELAWARE
COLLIN CREEK MALL, LLC	DELAWARE	COLLIN CREEK
COLONY SQUARE MALL L.L.C.	DELAWARE	COLONY SQUARE MALL
COLUMBIA CROSSING, LLC	DELAWARE
COLUMBIA LAND HOLDINGS, INC.	MARYLAND
COLUMBIA MALL BUSINESS TRUST	MARYLAND
COLUMBIA MALL L.L.C.	DELAWARE	COLUMBIA MALL
COLUMBIA MALL, INC.	MARYLAND
COLUMBIA MANAGEMENT, INC.	MARYLAND
CORAL RIDGE MALL, LLC	DELAWARE	CORAL RIDGE MALL
CORONADO CENTER L.L.C.	DELAWARE	CORONADO CENTER
COTTONWOOD MALL, LLC	DELAWARE	COTTONWOOD MALL
COUNTRY HILLS PLAZA, LLC	DELAWARE	COUNTRY HILLS PLAZA
CROCKER DOWNTOWN DEVELOPMENT ASSOCIATES	FLORIDA	MIZNER PARK
CROCKER MIZNER PARK III, LTD.	FLORIDA
CROCKER MIZNER PARK IV, LTD.	FLORIDA
CUMBERLAND MALL, LLC	DELAWARE	CUMBERLAND MALL
CURA/GGP INVESTMENT CORPORATION S.A.R.L.	LUXEMBOURG
CYPRESS LA, LLC	DELAWARE
DAYJAY ASSOCIATES	OKLAHOMA
DEERBROOK MALL, LLC	DELAWARE	DEERBROOK MALL
EAGLE RIDGE MALL, LLC	DELAWARE	EAGLE RIDGE MALL
EAST MESA LAND L.L.C.	DELAWARE
EAST MESA MALL L.L.C.	DELAWARE
EASTRIDGE SHOPPING CENTER L.L.C.	DELAWARE	EASTRIDGE MALL
ECE TURKIYE PROJE YONETIMI A.S.	TURKEY
ECE/GGP GAYRIMENKUL INSAAT YONETIM VE GELISTIRME ANONIM SIRKETI	TURKEY
EDEN PRAIRIE ANCHOR BUILDING L.L.C.	DELAWARE
EDEN PRAIRIE MALL L.L.C.	DELAWARE	EDEN PRAIRIE CENTER
ELK GROVE TOWN CENTER L.L.C.	DELAWARE

ENTITY:	PLACE OF FORMATION:	DOING BUSINESS AS:
(If applicable)
ELK GROVE TOWN CENTER, L.P.	DELAWARE	ELK GROVE TOWN CENTER
EMERSON LAND BUSINESS TRUST	MARYLAND
EMERSON LAND, LLC	DELAWARE
FAIRWOOD COMMERCIAL FRONT FOOT BENEFIT COMPANY, LLC	MARYLAND
FALLBROOK SQUARE PARTNERS L.L.C.	DELAWARE
FALLBROOK SQUARE PARTNERS LIMITED PARTNERSHIP	DELAWARE	FALLBROOK CENTER
FALLEN TIMBERS SHOPS II, LLC	DELAWARE
FALLEN TIMBERS SHOPS, LLC	DELAWARE	THE SHOPS AT FALLEN TIMBERS
FANEUIL HALL BEVERAGE, LLC	MARYLAND
FANEUIL HALL MARKETPLACE, LLC	DELAWARE	FANEUIL HALL MARKETPLACE
FASHION PLACE ANCHOR ACQUISITION, LLC	DELAWARE
FASHION PLACE, LLC	DELAWARE	FASHION PLACE
FASHION SHOW MALL LLC	DELAWARE	FASHION SHOW MALL
FIFTY COLUMBIA CORPORATE CENTER, LLC	DELAWARE
FIRST COLONY MALL, LLC	DELAWARE	FIRST COLONY MALL
FLORENCE MALL L.L.C.	DELAWARE	FLORENCE MALL
FORTY COLUMBIA CORPORATE CENTER, LLC	DELAWARE
FOUR STATE FACILITY CORPORATION	DELAWARE
FOUR STATE PROPERTIES, LLC	DELAWARE
FOX RIVER SHOPPING CENTER, LLC	DELAWARE	FOX RIVER SHOPPING CENTER
GATEWAY CROSSING L.L.C.	DELAWARE	GATEWAY CROSSING SHOPPING CENTER
GATEWAY OVERLOOK BORROWER, LLC	DELAWARE
GATEWAY OVERLOOK BUSINESS TRUST	MARYLAND	GATEWAY OVERLOOK
GATEWAY OVERLOOK II BORROWER, LLC	DELAWARE
GATEWAY OVERLOOK II BUSINESS TRUST	MARYLAND
GATEWAY OVERLOOK III BUSINESS TRUST	MARYLAND
GENERAL GROWTH - WESTLAKE (GP), INC.	DELAWARE
GENERAL GROWTH - WESTLAKE, L.P.	DELAWARE

ENTITY:	PLACE OF FORMATION:	DOING BUSINESS AS:
(If applicable)
GENERAL GROWTH 170 (GP), LLC	DELAWARE
GENERAL GROWTH 170, LP	DELAWARE
GENERAL GROWTH MANAGEMENT, INC.	DELAWARE
GG DR, L.L.C.	ILLINOIS
GGP 110 HOLDING L.L.C.	DELAWARE
GGP 110 L.L.C.	DELAWARE
GGP 110, INC.	DELAWARE
GGP ACQUISITION, L.L.C.	DELAWARE
GGP ALA MOANA L.L.C.	DELAWARE	ALA MOANA CENTER
ALA MOANA HAWAII’S CENTER
ALA MOANA PLAZA
MAKAI MARKET
GGP AMERICAN HOLDINGS INC.	DELAWARE
GGP AMERICAN PROPERTIES INC.	DELAWARE
GGP BRAZIL I L.L.C.	DELAWARE
GGP CAPITAL TRUST I	DELAWARE
GGP CONTRACTOR, INC.	DELAWARE
GGP HOLDING II, INC.	DELAWARE
GGP HOLDING SERVICES, INC.	DELAWARE
GGP HOLDING, INC.	DELAWARE
GGP INTERNATIONAL, LLC	DELAWARE
GGP IVANHOE II, INC.	DELAWARE
GGP IVANHOE IV SERVICES, INC.	DELAWARE
GGP IVANHOE SERVICES, INC.	DELAWARE
GGP IVANHOE, INC.	DELAWARE
GGP JORDAN CREEK L.L.C.	DELAWARE	JORDAN CREEK TOWN CENTER
GGP KAPIOLANI DEVELOPMENT L.L.C.	DELAWARE
GGP LIMITED PARTNERSHIP	DELAWARE
GGP LUX CO. S.A.R.L.	LUXEMBOURG
GGP MEADOWS MALL L.L.C.	DELAWARE	MEADOWS MALL
GGP MORENO VALLEY GP, LLC	DELAWARE
GGP NATICK RESIDENCE LLC	DELAWARE	NATICK COLLECTION
GGP NORTHRIDGE FASHION CENTER, LP	DELAWARE	NORTHRIDGE FASHION CENTER

ENTITY:	PLACE OF FORMATION:	DOING BUSINESS AS:
(If applicable)
GGP REGENCY SQUARE, LLC	DELAWARE	REGENCY SQUARE MALL
GGP SAVANNAH L.L.C.	DELAWARE
GGP TURKEY INVESTCO, LLC	DELAWARE
GGP TURKEY MANAGEMENT, LLC	DELAWARE
GGP VENTURES BRAZIL HOLDING L.L.C.	DELAWARE
GGP VENTURES COSTA RICA, L.L.C.	DELAWARE
GGP/HOMART II L.L.C.	DELAWARE
GGP/HOMART SERVICES, INC.	DELAWARE
GGP/HOMART, INC.	DELAWARE
GGP-ARROWHEAD, INC.	DELAWARE
GGP-BRIDGELAND, LP	MARYLAND
GGP-BUCKLAND HILLS ONE, INC.	DELAWARE
GGP-COLUMBIANA TRUST	DELAWARE	COLUMBIANA CENTRE
GGP-FOOTHILLS L.L.C.	DELAWARE	FOOTHILLS MALL
GGP-FOUR SEASONS L.L.C.	DELAWARE	FOUR SEASONS TOWN CENTRE
GGP-GATEWAY MALL L.L.C.	DELAWARE	GATEWAY MALL
GGP-GLENBROOK HOLDING L.L.C.	DELAWARE
GGP-GLENBROOK L.L.C.	DELAWARE	GLENBROOK SQUARE
GGP-GLENDALE, INC.	DELAWARE
GGP-GRANDVILLE II L.L.C.	DELAWARE
GGP-GRANDVILLE L.L.C.	DELAWARE	RIVERTOWN CROSSINGS
GGP-GRANDVILLE LAND L.L.C.	DELAWARE
GGP-LA PLACE, INC.	DELAWARE
GGP-LANSING MALL, INC.	DELAWARE
GGPLP L.L.C.	DELAWARE
GGP-MACON, LLC	DELAWARE
GGP-MAINE MALL L.L.C.	DELAWARE	THE MAINE MALL
GGP-MAINE MALL LAND L.L.C.	DELAWARE
GGP-MALL OF LOUISIANA II, L.P.	DELAWARE
GGP-MALL OF LOUISIANA, INC.	DELAWARE
GGP-MALL OF LOUISIANA, L.P.	DELAWARE	MALL OF LOUISIANA
GGP-MINT HILL L.L.C.	DELAWARE	THE BRIDGES AT MINT HILL
GGP-NATICK SERVICES, INC.	DELAWARE
GGP-NATICK TRUST	MASSACHUSETTS

ENTITY:	PLACE OF FORMATION:	DOING BUSINESS AS:
(If applicable)
GGP-NATICK WEST L.L.C.	DELAWARE	NATICK COLLECTION
GGP-NESHAMINY TRUST	DELAWARE
GGP-NEWGATE MALL, LLC	DELAWARE	NEWGATE MALL
GGP-NORTH POINT LAND L.L.C.	DELAWARE
GGP-NORTHBROOK, INC.	DELAWARE
GGP-OTAY RANCH L.L.C.	DELAWARE
GGP-OTAY RANCH, L.P.	DELAWARE	OTAY RANCH TOWN CENTER
GGP-PARAMUS PARK MALL, LLC	DELAWARE
GGP-PEMBROKE LAKES II, INC.	DELAWARE
GGP-PEMBROKE LAKES, INC.	DELAWARE
GGP-REDLANDS MALL L.L.C.	DELAWARE	THE VILLAGE AT REDLANDS
GGP-REDLANDS MALL, L.P.	DELAWARE
GGP-ROGERS RETAIL L.L.C.	DELAWARE
GGP-SOUTH SHORE PARTNERS, INC.	DELAWARE
GGP-TRS L.L.C.	DELAWARE
GGP-TRS SERVICES, INC.	DELAWARE
GGP-TUCSON LAND L.L.C.	DELAWARE
GGP-TUCSON MALL L.L.C.	DELAWARE	TUCSON MALL
GGP-TYLER MALL L.L.C.	DELAWARE
GGP-UC L.L.C.	DELAWARE	UNIVERSITY CROSSING
GLENDALE ANCHOR ACQUISITION, LLC	DELAWARE
GLENDALE HOLDING, INC.	DELAWARE
GLENDALE HOLDING, L.L.C.	DELAWARE
GLENDALE I MALL ASSOCIATES, LLC	DELAWARE	GLENDALE GALLERIA
GLENDALE II MALL ASSOCIATES, LLC	DELAWARE	GLENDALE GALLERIA
GLENDALE OHRBACH’S ASSOCIATES, LLC	DELAWARE	GLENDALE GALLERIA
GOVERNOR’S SQUARE MALL, LLC	DELAWARE	GOVERNOR’S SQUARE
GRAND CANAL SHOPS II, LLC	DELAWARE	THE GRAND CANAL SHOPPES AT THE VENETIAN
GRAND TRAVERSE MALL, LLC	DELAWARE	GRAND TRAVERSE MALL
GRANDVILLE MALL II, LLC	DELAWARE
GRANDVILLE MALL, LLC	DELAWARE
GREENGATE MALL, INC.	PENNSYLVANIA
GREENWOOD MALL L.L.C.	DELAWARE	GREENWOOD MALL
GREENWOOD MALL LAND, LLC	DELAWARE

ENTITY:	PLACE OF FORMATION:	DOING BUSINESS AS:
(If applicable)
HARBOR PLACE ASSOCIATES LIMITED PARTNERSHIP	MARYLAND	HARBORPLACE
HARBORPLACE BORROWER, LLC	DELAWARE
HARBORPLACE MANAGEMENT COMPANY, LLC	MARYLAND
HARPER’S CHOICE BUSINESS TRUST	MARYLAND
HEAD ACQUISITION, LP	DELAWARE
HEX HOLDING, LLC	DELAWARE
HEXALON REAL ESTATE, INC.	DELAWARE
HHP GOVERNMENT SERVICES, LIMITED PARTNERSHIP	NEVADA
HIGHLAND MALL LIMITED PARTNERSHIP	DELAWARE	HIGHLAND MALL
HMF PROPERTIES, LLC	DELAWARE
HOCKER OXMOOR, LLC	DELAWARE	OXMOOR CENTER
HOOVER JV HOLDCO, LLC	DELAWARE
HOOVER MALL HOLDING, L.L.C.	DELAWARE
HOOVER MALL LIMITED, L.L.C.	DELAWARE	RIVERCHASE GALLERIA
HOWARD HUGHES CANYON POINTE Q4, LLC	NEVADA	CANYON POINT VILLAGE CENTER
HOWARD HUGHES CENTERPOINT, LLC	NEVADA
HOWARD HUGHES PROPERTIES IV, LLC	DELAWARE	CORPORATE POINTE NORTH 2
HOWARD HUGHES PROPERTIES V, LLC	DELAWARE	CORPORATE POINTE NORTH 3
HOWARD HUGHES PROPERTIES, INC.	NEVADA
HOWARD HUGHES PROPERTIES, LIMITED PARTNERSHIP	DELAWARE
HRD PARKING DECK BUSINESS TRUST	MARYLAND
HRD PARKING, INC.	MARYLAND
HRD REMAINDER, INC.	MARYLAND
H-TEX, INCORPORATED	TEXAS
HULEN MALL, LLC	DELAWARE	HULEN MALL
KALAMAZOO MALL L.L.C.	DELAWARE	THE CROSSROADS
KAPIOLANI RETAIL, LLC	DELAWARE
KENWOOD MALL HOLDING, LLC	DELAWARE
KENWOOD MALL L.L.C.	DELAWARE	KENWOOD TOWNE CENTRE
KNOLLWOOD MALL, LLC	DELAWARE	KNOLLWOOD MALL
LA CANTERA HOLDING GP, LLC	DELAWARE

ENTITY:	PLACE OF FORMATION:	DOING BUSINESS AS:
(If applicable)
LA CANTERA HOLDING, LP	DELAWARE
LA CANTERA RETAIL LIMITED PARTNERSHIP	TEXAS	THE SHOPS AT LA CANTERA
LA CANTERA SPECIALTY RETAIL, LP	TEXAS	THE SHOPS AT LA CANTERA-LIFESTYLE SPECIALTY CENTER
LA PLACE SHOPPING, L.P.	DELAWARE	RIVERLANDS SHOPPING CENTER
LAKE MEAD AND BUFFALO PARTNERSHIP	NEVADA	GATEWAY CENTER
LAKELAND SQUARE MALL, LLC	DELAWARE	LAKELAND SQUARE
LAKESIDE MALL HOLDING, LLC	MICHIGAN
LAKESIDE MALL PROPERTY LLC	DELAWARE	LAKESIDE MALL
LAKEVIEW SQUARE MALL, LLC	DELAWARE	LAKEVIEW SQUARE MALL
LANDMARK MALL L.L.C.	DELAWARE	LANDMARK MALL
LANSING MALL LIMITED PARTNERSHIP	DELAWARE	LANSING MALL
LINCOLNSHIRE COMMONS, LLC	DELAWARE	LINCOLNSHIRE COMMONS
LOCKPORT L.L.C.	NEW YORK	LOCKPORT MALL
LOT 48 BUSINESS TRUST	MARYLAND
LOT 49 BUSINESS TRUST	MARYLAND
LP ROUSE-HOUSTON, LLC	MARYLAND
LRVC BUSINESS TRUST	MARYLAND
LUANDA EMPREENDIMENTOS E.	PARTICIPACOES S.A.
LYNNHAVEN MALL L.L.C.	DELAWARE	LYNNHAVEN MALL
MAJESTIC PARTNERS-PROVO, LLC	UTAH
MALL ENTRANCES BUSINESS TRUST	MARYLAND
MALL OF LOUISIANA HOLDING, INC.	DELAWARE
MALL OF LOUISIANA LAND HOLDING, LLC	DELAWARE
MALL OF LOUISIANA LAND, LP	DELAWARE
MALL OF THE BLUFFS, LLC	DELAWARE	MALL OF THE BLUFFS
MALL ST. MATTHEWS COMPANY, LLC	DELAWARE
MALL ST. VINCENT, LLC	DELAWARE	MALL ST. VINCENT
MAYFAIR MALL, LLC	DELAWARE	MAYFAIR MALL
MERRICK PARK HOLDING, LLC	DELAWARE
MERRICK PARK LLC	MARYLAND	VILLAGE OF MERRICK PARK
MERRICK PARK PARKING LLC	DELAWARE
MERRIWEATHER POST BUSINESS TRUST	MARYLAND
MIZNER JV HOLDCO, LLC	DELAWARE

ENTITY:	PLACE OF FORMATION:	DOING BUSINESS AS:
(If applicable)
MIZNER PARK HOLDINGS I, LLC	DELAWARE
MIZNER PARK HOLDINGS II, LLC	DELAWARE
MIZNER PARK HOLDINGS III, LLC	DELAWARE
MIZNER PARK HOLDINGS IV, LLC	DELAWARE
MIZNER PARK HOLDINGS V, LLC	DELAWARE
MIZNER PARK VENTURE, LLC	DELAWARE
MONDAWMIN BORROWER, LLC	DELAWARE
MONDAWMIN BUSINESS TRUST	MARYLAND	MONDAWMIN MALL
MONTCLAIR PLAZA L.L.C.	DELAWARE	MONTCLAIR PLAZA
MORENO VALLEY MALL, LP	DELAWARE	MORENO VALLEY MALL
MSAB HOLDINGS L.L.C.	DELAWARE
MSM PROPERTY L.L.C.	DELAWARE	MALL ST. MATTHEWS
NATICK MALL, LLC	DELAWARE	NATICK COLLECTION
NATICK RETAIL, LLC	DELAWARE
NESHAMINY MALL JOINT VENTURE LIMITED PARTNERSHIP	ILLINOIS	NESHAMINY MALL
NEW ORLEANS RIVERWALK ASSOCIATES	LOUISIANA	RIVERWALK MARKETPLACE
NEW ORLEANS RIVERWALK LIMITED PARTNERSHIP	MARYLAND
NEW RIVER ASSOCIATES	ARIZONA	ARROWHEAD TOWNE CENTER
NEWGATE MALL LAND ACQUISITION, LLC	DELAWARE
NEWPARK ANCHOR ACQUISITION, LLC	DELAWARE
NEWPARK GP, LLC	DELAWARE
NEWPARK MALL, LP	DELAWARE	NEWPARK MALL
NORTH POINT MALL, LLC	DELAWARE	NORTH POINT MALL
NORTH STAR ANCHOR ACQUISITION, LLC	DELAWARE
NORTH STAR MALL, LLC	DELAWARE	NORTH STAR MALL
NORTH TOWN MALL, LLC	DELAWARE	NORTHTOWN MALL
NORTHBROOK COURT I L.L.C.	DELAWARE
NORTHBROOK COURT II L.L.C.	DELAWARE
NORTHBROOK COURT L.L.C.	DELAWARE
NORTHGATE MALL L.L.C.	DELAWARE	NORTHGATE MALL
NORTHRIDGE GP, LLC	DELAWARE

ENTITY:	PLACE OF FORMATION:	DOING BUSINESS AS:
(If applicable)
NORTHWEST ASSOCIATES	MARYLAND
NORTHWEST JV HOLDCO, LLC	DELAWARE
NSMJV, LLC	DELAWARE
O.M. LAND DEVELOPMENT, LLC	MARYLAND
OAK BROOK URBAN VENTURE, L.P.	ILLINOIS
OAK VIEW MALL L.L.C.	DELAWARE	OAK VIEW MALL
OAKBROOK FACILITIES CORPORATION	MARYLAND
OAKBROOK SHOPPING CENTER, LLC	DELAWARE	OAKBROOK CENTER
OAKLAND RIDGE INDUSTRIAL DEVELOPMENT CORPORATION	MARYLAND
OAKS MALL, LLC	DELAWARE	THE OAKS MALL
OAKWOOD HILLS MALL, LLC	DELAWARE	OAKWOOD MALL
OAKWOOD SHOPPING CENTER LIMITED PARTNERSHIP	LOUISIANA	OAKWOOD CENTER
OGLETHORPE MALL L.L.C.	DELAWARE	OGLETHORPE MALL
OKLAHOMA MALL L.L.C.	DELAWARE
OKLAHOMA MALL, INC.	DELAWARE
OM BORROWER, LLC	DELAWARE
ONE OWINGS MILLS CORPORATE CENTER ASSOCIATES LIMITED PARTNERSHIP	MARYLAND	ONE OWINGS MILLS CORPORATE CENTER
ONE OWINGS MILLS CORPORATE CENTER, LLC	MARYLAND
ONE WILLOW COMPANY, LLC	DELAWARE
OWINGS MILLS LIMITED PARTNERSHIP	MARYLAND	OWINGS MILLS SHOPPING CENTER
PARAMUS EQUITIES, LLC	TEXAS
PARAMUS PARK SHOPPING CENTER LIMITED PARTNERSHIP	NEW JERSEY	PARAMUS PARK
PARAMUS PARK, LLC	MARYLAND
PARCEL C BUSINESS TRUST	MARYLAND
PARCEL D BUSINESS TRUST	MARYLAND
PARK CITY CENTER BUSINESS TRUST	DELAWARE	PARK CITY CENTER
PARK MALL L.L.C.	DELAWARE	PARK PLACE
PARK MEADOWS MALL HOLDING, LLC	DELAWARE
PARK MEADOWS MALL, LLC	DELAWARE	PARK MEADOWS MALL
PARK SQUARE LIMITED PARTNERSHIP	MARYLAND	SIXTY COLUMBIA CORPORATE CENTER
PARKE WEST, LLC	DELAWARE	PARK WEST

ENTITY:	PLACE OF FORMATION:	DOING BUSINESS AS:
(If applicable)
PARKS AT ARLINGTON, LLC	DELAWARE	THE PARKS AT ARLINGTON
PARKSIDE LIMITED PARTNERSHIP	MARYLAND	FIFTY COLUMBIA CORPORATE CENTER
PARKVIEW OFFICE BUILDING LIMITED PARTNERSHIP	MARYLAND	FORTY COLUMBIA CORPORATE CENTER
PAVILIONS AT BUCKLAND HILLS L.L.C.	CONNECTICUT	THE SHOPPES AT BUCKLAND HILLS
PDC COMMUNITY CENTERS L.L.C.	DELAWARE	AUSTIN BLUFFS PLAZA
DIVISION CROSSING
HALSEY CROSSING
OREM PLAZA STATE STREET
RIVER POINTE PLAZA
RIVERSIDE PLAZA
WOODLANDS VILLAGE
PDC-EASTRIDGE MALL L.L.C.	DELAWARE	EASTRIDGE MALL
PDC-RED CLIFFS MALL L.L.C.	DELAWARE	RED CLIFFS MALL
PEACHTREE MALL L.L.C.	DELAWARE	PEACHTREE MALL
PECANLAND ANCHOR ACQUISITION, LLC	DELAWARE
PECANLAND MALL, LLC	DELAWARE	PECANLAND MALL
PEMBROKE LAKES MALL LTD.	FLORIDA	PEMBROKE LAKES MALL
PERIMETER MALL FACILITIES, LLC	DELAWARE
PERIMETER MALL VENTURE, LLC	DELAWARE
PERIMETER MALL, LLC	MARYLAND	PERIMETER MALL
PHASE II MALL SUBSIDIARY, LLC	DELAWARE	THE SHOPPES AT THE PALAZZO
PIEDMONT MALL, LLC	DELAWARE	PIEDMONT MALL
PIERRE BOSSIER MALL, LLC	DELAWARE	PIERRE BOSSIER MALL
PINE RIDGE MALL L.L.C.	DELAWARE	PINE RIDGE MALL
PINES MALL PARTNERS	IOWA	THE PINES
PINNACLE HILLS, LLC	DELAWARE	PINNACLE HILLS PROMENADE
PINNACLE SOUTH, LLC	DELAWARE
PIONEER OFFICE LIMITED PARTNERSHIP	MARYLAND	PIONEER TOWER
PIONEER PLACE LIMITED PARTNERSHIP	MARYLAND	PIONEER PLACE
PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP	MARYLAND	ALAMEDA PLAZA
BAILEY HILLS VILLAGE

ENTITY:	PLACE OF FORMATION:	DOING BUSINESS AS:
(If applicable)
COTTONWOOD SQUARE
FREMONT PLAZA
RED CLIFFS PLAZA
TWIN FALLS CROSSING
YELLOWSTONE SQUARE
PRICE DEVELOPMENT TRS, INC.	DELAWARE
PRICE FINANCING PARTNERSHIP, L.P.	DELAWARE
PRICE GP L.L.C.	DELAWARE
PRICE-ASG L.L.C.	DELAWARE	ANIMAS VALLEY MALL
GRAND TETON MALL
SALEM CENTER
PRICE-BOISE COMPANY, LTD.	UTAH	BOISE PLAZA
PRICE-JAMES COMPANY	UTAH	ANAHEIM CROSSING
PRICE-JAMES JV HOLDCO, LLC	DELAWARE
PRINCE KUHIO PLAZA, LLC	DELAWARE	PRINCE KUHIO PLAZA
PRINCETON LAND EAST, LLC	DELAWARE
PRINCETON LAND, LLC	DELAWARE
PROVIDENCE PLACE HOLDINGS, LLC	DELAWARE
PROVO MALL DEVELOPMENT COMPANY, LTD.	UTAH
PROVO MALL L.L.C.	DELAWARE	PROVO TOWNE CENTRE
QUAIL SPRINGS MALL, LLC	DELAWARE	QUAIL SPRINGS MALL
RED ROCK INVESTMENT, LLC	NEVADA
REDLANDS LAND ACQUISITION COMPANY L.L.C.	DELAWARE
REDLANDS LAND ACQUISITION COMPANY L.P.	DELAWARE
REDLANDS LAND HOLDING L.L.C.	DELAWARE
RIDGEDALE CENTER, LLC	DELAWARE	RIDGEDALE CENTER
RIDGEDALE CENTER, LLC	DELAWARE	RIDGEDALE JOINT VENTURE
RIO WEST L.L.C.	DELAWARE	RIO WEST MALL
RIVER FALLS MALL, LLC	DELAWARE	RIVER FALLS MALL
RIVER HILLS MALL, LLC	DELAWARE	RIVER HILLS MALL
RIVERCHASE ANCHOR ACQUISITION, LLC	DELAWARE
ROGERS RETAIL L.L.C.	DELAWARE
ROGUE VALLEY MALL L.L.C.	DELAWARE	ROGUE VALLEY MALL
ROUSE COMMERCIAL PROPERTIES, LLC	MARYLAND
ROUSE F.S., LLC	MARYLAND

ENTITY:	PLACE OF FORMATION:	DOING BUSINESS AS:
(If applicable)
ROUSE HOLDING LIMITED PARTNERSHIP	MARYLAND
ROUSE INVESTING COMPANY, LLC	MARYLAND
ROUSE LLC	DELAWARE
ROUSE OAKBROOK, LLC	DELAWARE
ROUSE OFFICE MANAGEMENT OF ARIZONA, LLC	DELAWARE
ROUSE PROVIDENCE LLC	DELAWARE	PROVIDENCE PLACE
ROUSE SI SHOPPING CENTER, LLC	MARYLAND	STATEN ISLAND MALL
THE CROSSINGS AT STATEN ISLAND
ROUSE TRI-PARTY MISCELLANEOUS, LLC	MARYLAND
ROUSE TRI-PARTY TRS, INC.	MARYLAND
ROUSE-ABBEY, LLC	MARYLAND
ROUSE-ARIZONA CENTER, LLC	MARYLAND
ROUSE-ARIZONA RETAIL CENTER LIMITED PARTNERSHIP	MARYLAND	ARIZONA CENTER
ARIZONA GARDEN OFFICE CENTER
THE SHOPS ARIZONA CENTER
THE SHOPS AT ARIZONA CENTER OFFICES
ROUSE-BRIDGEWATER COMMONS, LLC	MARYLAND
ROUSE-FAIRWOOD DEVELOPMENT CORPORATION	MARYLAND
ROUSE-FAIRWOOD DEVELOPMENT LIMITED PARTNERSHIP	MARYLAND
ROUSE-HIGHLAND, LLC	DELAWARE
ROUSE-MIZNER PARK, LLC	DELAWARE
ROUSE-NEW ORLEANS, LLC	MARYLAND
ROUSE-OAKWOOD SHOPPING CENTER, LLC	MARYLAND
ROUSE-ORLANDO, LLC	DELAWARE	OVIEDO MARKETPLACE
ROUSE-PHOENIX CINEMA, LLC	MARYLAND
ROUSE-PHOENIX CORPORATE CENTER LIMITED PARTNERSHIP	MARYLAND
ROUSE-PHOENIX DEVELOPMENT COMPANY, LLC	MARYLAND
ROUSE-PHOENIX MASTER LIMITED PARTNERSHIP	MARYLAND
ROUSE-PHOENIX THEATRE LIMITED PARTNERSHIP	MARYLAND
ROUSE-PORTLAND, LLC	MARYLAND

ENTITY:	PLACE OF FORMATION:	DOING BUSINESS AS:
(If applicable)
ROUSE-SEATTLE, LLC	DELAWARE
ROUSE-TOWSON TOWN CENTER, LLC	MARYLAND
ROUSE-TTC FUNDING, LLC	MARYLAND
ROUSE-URBAN ACQUISITION, LLC	MARYLAND
ROUSE-URBAN, LLC	MARYLAND
ROUSE-WESTLAKE LIMITED PARTNERSHIP	MARYLAND
ROUSE-WESTLAKE LIMITED PARTNERSHIP II	DELAWARE
ROUSE-WINCOPIN, LLC	MARYLAND
RUNNING BROOK BUSINESS TRUST	MARYLAND
SAINT LOUIS GALLERIA ANCHOR ACQUISITION, LLC	DELAWARE
SAINT LOUIS GALLERIA L.L.C.	DELAWARE	ST. LOUIS GALLERIA
SAINT LOUIS LAND L.L.C.	DELAWARE
SALEM MALL, LLC	MARYLAND	SALEM MALL
SEAPORT MARKETPLACE THEATRE, LLC	MARYLAND
SEAPORT MARKETPLACE, LLC	MARYLAND
SEVENTY COLUMBIA CORPORATE CENTER LIMITED PARTNERSHIP	MARYLAND	SEVENTY COLUMBIA CORPORATE CENTER
SEVENTY COLUMBIA CORPORATE CENTER, LLC	DELAWARE
SHOPPES AT RIVER CROSSING, LLC	DELAWARE	SHOPPES AT RIVER CROSSING
SIERRA VISTA MALL, LLC	DELAWARE	THE MALL AT SIERRA VISTA
SIKES SENTER, LLC	DELAWARE	SIKES SENTER
SILVER CITY GALLERIA L.L.C.	DELAWARE	SILVER CITY GALLERIA
SILVER LAKE MALL, LLC	DELAWARE	SILVER LAKE MALL
SIXTY COLUMBIA CORPORATE CENTER, LLC	DELAWARE
SOONER FASHION MALL L.L.C.	DELAWARE	SOONER MALL
SOUTH SHORE PARTNERS, L.P.	WASHINGTON	SOUTHSHORE MALL
SOUTH STREET SEAPORT LIMITED PARTNERSHIP	MARYLAND	SOUTH STREET SEAPORT
SOUTHLAKE MALL L.L.C.	DELAWARE	SOUTHLAKE MALL
SOUTHLAND CENTER, LLC	DELAWARE	SOUTHLAND CENTER
SOUTHLAND GP, LLC	DELAWARE
SOUTHLAND MALL, L.P.	DELAWARE	SOUTHLAND MALL
SOUTHPOINT LAND, LLC	DELAWARE

ENTITY:	PLACE OF FORMATION:	DOING BUSINESS AS:
(If applicable)
SOUTHPOINT MALL, LLC	DELAWARE	THE STREETS AT SOUTHPOINT
SOUTHWEST DENVER LAND L.L.C.	DELAWARE
SOUTHWEST PLAZA L.L.C.	DELAWARE	SOUTHWEST PLAZA
SPOKANE MALL DEVELOPMENT COMPANY LIMITED PARTNERSHIP	UTAH
SPOKANE MALL L.L.C.	DELAWARE	SPOKANE VALLEY PLAZA
SPRING HILL MALL L.L.C.	DELAWARE	SPRING HILL MALL
ST. CLOUD LAND L.L.C.	DELAWARE
ST. CLOUD MALL L.L.C.	DELAWARE	CROSSROADS CENTER
STEEPLEGATE MALL, LLC	DELAWARE	STEEPLEGATE MALL
STONE LAKE, LLC	MARYLAND
STONEBRIAR MALL, LLC	DELAWARE	STONEBRIAR CENTRE
STONESTOWN SHOPPING CENTER HOLDING L.L.C.	DELAWARE
STONESTOWN SHOPPING CENTER L.L.C.	DELAWARE
STONESTOWN SHOPPING CENTER, L.P.	DELAWARE	STONESTOWN
SUMMERLIN CENTRE, LLC	DELAWARE	THE SHOPS AT SUMMERLIN CENTRE
SUMMERLIN CORPORATION	DELAWARE
SUPERSTITION SPRINGS HOLDING, LLC	DELAWARE
SUPERSTITION SPRINGS, INC.	DELAWARE
THC-HRE, LLC	MARYLAND
THE BURLINGTON TOWN CENTER LLC	DELAWARE	BURLINGTON TOWN CENTER
THE HIGHLAND MALL JOINT VENTURE	NEW YORK
THE HOWARD HUGHES COMPANY, LLC	DELAWARE
THE HOWARD RESEARCH AND DEVELOPMENT CORPORATION	MARYLAND
THE HUGHES CORPORATION	DELAWARE
THE LEARNING MALL L.L.C.	DELAWARE
THE MALL IN COLUMBIA BUSINESS TRUST	MARYLAND	THE MALL IN COLUMBIA
THE MALL IN COLUMBIA HOLDING II L.L.C.	DELAWARE
THE MALL IN COLUMBIA HOLDING L.L.C.	DELAWARE
THE ROUSE COMPANY AT OWINGS MILLS, LLC	MARYLAND
THE ROUSE COMPANY BT, LLC	MARYLAND
THE ROUSE COMPANY LP	DELAWARE
THE ROUSE COMPANY OF FLORIDA, LLC	FLORIDA

ENTITY:	PLACE OF FORMATION:	DOING BUSINESS AS:
(If applicable)
THE ROUSE COMPANY OF GEORGIA, LLC	GEORGIA
THE ROUSE COMPANY OF LOUISIANA, LLC	MARYLAND
THE ROUSE COMPANY OF OHIO, LLC	OHIO
THE ROUSE COMPANY OF TEXAS, LLC	TEXAS
THE ROUSE COMPANY OF WASHINGTON, LLC	MARYLAND
THE ROUSE COMPANY OPERATING PARTNERSHIP LP	DELAWARE
THE ROUSE COMPANY PROTECTIVE TRUST, INC.	DELAWARE
THE VILLAGE OF CROSS KEYS, LLC	MARYLAND
THE WOODLANDS LAND DEVELOPMENT COMPANY, L.P.	TEXAS
THE WOODLANDS MALL ASSOCIATES, LLC	DELAWARE	WOODLANDS MALL, THE
THE WOODLANDS OPERATING COMPANY, L.P.	TEXAS	THE WOODLANDS DEVELOPMENT COMPANY
THREE RIVERS MALL L.L.C.	DELAWARE	THREE RIVERS MALL
TOWN CENTER DEVELOPMENT COMPANY GP, LLC	TEXAS
TOWN CENTER DEVELOPMENT COMPANY, LP	TEXAS
TOWN CENTER EAST BUSINESS TRUST	MARYLAND
TOWN CENTER EAST PARKING LOT BUSINESS TRUST	MARYLAND
TOWN EAST MALL, LLC	DELAWARE	TOWN EAST MALL
TOWSON TC, LLC	MARYLAND	TOWSON TOWN CENTER
TRACY MALL PARTNERS I L.L.C.	DELAWARE
TRACY MALL PARTNERS, L.P.	DELAWARE	WEST VALLEY MALL
TRAILS VILLAGE CENTER COMPANY	NEVADA	TRAILS VILLAGE CENTER
TRC CO-ISSUER, INC.	DELAWARE
TRC PARKING BUSINESS TRUST	MARYLAND
TRI-PARTY MISCELLANEOUS, LLC	DELAWARE
TRI-PARTY NON-856 ASSETS, LLC	DELAWARE
TRS JV HOLDCO, LLC	DELAWARE
TTC MEMBER, LLC	MARYLAND
TTC SPE, LLC	MARYLAND
TUCSON ANCHOR ACQUISITION, LLC	DELAWARE
TWC COMMERCIAL PROPERTIES, LLC	DELAWARE
TWC COMMERCIAL PROPERTIES, LP	DELAWARE
TWC LAND DEVELOPMENT, LLC	DELAWARE

ENTITY:	PLACE OF FORMATION:	DOING BUSINESS AS:
(If applicable)
TWC LAND DEVELOPMENT, LP	DELAWARE
TWC OPERATING, LLC	DELAWARE
TWC OPERATING, LP	DELAWARE
TWCPC HOLDINGS GP, LLC	TEXAS
TWCPC HOLDINGS, L.P.	TEXAS
TWLDC HOLDINGS GP, LLC	TEXAS
TWLDC HOLDINGS, LP	TEXAS
TWO ARIZONA CENTER, LLC	DELAWARE
TWO OWINGS MILLS CORPORATE CENTER ASSOCIATES LIMITED PARTNERSHIP	MARYLAND	TWO OWINGS MILLS CORPORATE CENTER
TWO OWINGS MILLS CORPORATE CENTER, LLC	MARYLAND
TWO WILLOW COMPANY, LLC	DELAWARE
TYLER MALL LIMITED PARTNERSHIP	DELAWARE	GALLERIA AT TYLER
TYSONS GALLERIA L.L.C.	DELAWARE	TYSONS GALLERIA
UC OAKBROOK GENPAR, LLC	DELAWARE
URBAN SHOPPING CENTERS, LP	ILLINOIS
VALLEY HILLS MALL L.L.C.	DELAWARE	VALLEY HILLS MALL
VALLEY PLAZA ANCHOR ACQUISITION, LLC	DELAWARE
VALLEY PLAZA GP, LLC	DELAWARE
VALLEY PLAZA LAND, LP	DELAWARE
VALLEY PLAZA MALL, LP	DELAWARE	VALLEY PLAZA MALL
VCK BUSINESS TRUST	MARYLAND	THE VILLAGE OF CROSS KEYS
VICTORIA WARD CENTER L.L.C.	DELAWARE	WARD CENTERS
VICTORIA WARD ENTERTAINMENT CENTER L.L.C.	DELAWARE	WARD CENTERS
VICTORIA WARD SERVICES, INC.	DELAWARE	WARD CENTERS
VICTORIA WARD, LIMITED	DELAWARE	WARD CENTERS
VISALIA MALL L.L.C.	DELAWARE
VISALIA MALL, L.P.	DELAWARE	VISALIA MALL
VISTA COMMONS, LLC	DELAWARE	VISTA COMMONS
VISTA RIDGE MALL, LLC	DELAWARE	VISTA RIDGE MALL
VW CONDOMINIUM DEVELOPMENT, LLC	DELAWARE
WARD GATEWAY-INDUSTRIAL-VILLAGE, LLC	DELAWARE
WARD PLAZA-WAREHOUSE, LLC	DELAWARE
WASHINGTON PARK MALL, LLC	DELAWARE	WASHINGTON PARK MALL
WATER TOWER JOINT VENTURE	ILLINOIS

ENTITY:	PLACE OF FORMATION:	DOING BUSINESS AS:
(If applicable)
WATER TOWER LLC	DELAWARE	WATER TOWER PLACE
WECCR GENERAL PARTNERSHIP	TEXAS
WECCR, INC.	TEXAS
WEST KENDALL HOLDINGS, LLC	MARYLAND	KENDALL TOWN CENTER
WEST OAKS ANCHOR ACQUISITION, LLC	DELAWARE
WEST OAKS MALL TRUST	DELAWARE	WEST OAKS MALL
WESTCOAST ESTATES	CALIFORNIA	NORTHBROOK COURT
WESTLAKE CENTER ASSOCIATES LIMITED PARTNERSHIP	WASHINGTON	WESTLAKE CENTER
WESTLAKE RETAIL ASSOCIATES, LTD.	TEXAS	CIRCLE T RANCH
WESTROADS MALL L.L.C.	DELAWARE	WESTROADS MALL
WESTWOOD MALL, LLC	DELAWARE	WESTWOOD MALL
WHITE MARSH GENERAL PARTNERSHIP	MARYLAND	WHITE MARSH MALL
WHITE MARSH MALL ASSOCIATES	MARYLAND	WHITE MARSH MALL
WHITE MARSH MALL, LLC	DELAWARE
WHITE MARSH PHASE II ASSOCIATES	MARYLAND	WHITE MARSH MALL
WHITE MOUNTAIN MALL, LLC	DELAWARE	WHITE MOUNTAIN MALL
WILLOWBROOK MALL (TX), LLC	DELAWARE	WILLOWBROOK MALL
WILLOWBROOK MALL ANCHOR ACQUISITION (TX), LLC	DELAWARE
WILLOWBROOK MALL HOLDING COMPANY, LLC	DELAWARE
WILLOWBROOK MALL, LLC	DELAWARE	WILLOWBROOK MALL
WINCOPIN RESTAURANT BUSINESS TRUST	MARYLAND
WOODBRIDGE CENTER PROPERTY, LLC	DELAWARE	WOODBRIDGE CENTER
WOODLANDS OFFICE EQUITIES-95, LTD.	TEXAS
WV SUB, LLC	DELAWARE	WHALERS VILLAGE
THE MAUI ONION FESTIVAL
WHALERS VILLAGE FINE SHOPS & RESTAURANTS
WHALERS VILLAGE MUSEUM